                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

     The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.


   September 14, 1999                                 *
-------------------------            -------------------------------------------
          Date                       Thomas O. Hicks


                                     *By: /s/ David W. Knickel
                                          --------------------------------------
                                          David W. Knickel,
                                          Attorney-in-Fact


                                     HICKS, MUSE FUND II INCORPORATED


                                     By:  /s/ David W. Knickel
                                          --------------------------------------
                                          Name:  David W. Knickel
                                          Title: Vice President, Treasurer and
                                                 Secretary


                                     HICKS, MUSE GP PARTNERS, L.P.

                                     By:  HICKS, MUSE FUND II INCORPORATED, its
                                          general partner


                                          By: /s/ David W. Knickel
                                              ----------------------------------
                                              Name:  David W. Knickel
                                              Title: Vice President, Treasurer
                                                     and Secretary


                                   Page 99-1

                                     HM2/GP PARTNERS, L.P.

                                     By: HICKS, MUSE GP PARTNERS, L.P., its
                                         general partner

                                         By: HICKS, MUSE FUND II INCORPORATED,
                                             its general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary


                                     HICKS, MUSE, TATE & FURST EQUITY
                                     FUND II, L.P.

                                     By: HM2/GP PARTNERS, L.P., its general
                                         partner

                                     By: HICKS, MUSE GP PARTNERS, L.P., its
                                         general partner

                                     By: HICKS, MUSE FUND II INCORPORATED, its
                                         general partner

                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary


                                   Page 99-2

                                     HM2/HMW, L.P.

                                     By: HICKS, MUSE, TATE & FURST EQUITY FUND
                                         II, L.P., its general partner

                                     By: HM2/GP PARTNERS, L.P., its general
                                         partner

                                     By: HICKS, MUSE GP PARTNERS, L.P., its
                                         general partner

                                     By: HICKS, MUSE FUND II INCORPORATED, its
                                         general partner



                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary


                                     HM2/CHANCELLOR, L.P.

                                     By: HM2/CHANCELLOR GP, L.P., its general
                                         partner

                                     By: HM2/CHANCELLOR HOLDINGS, INC., its
                                         general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary


                                   Page 99-3

                                     HM2/CHANCELLOR GP, L.P.

                                     By: HM2/CHANCELLOR HOLDINGS, INC., its
                                         general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary

                                     HM2/CHANCELLOR HOLDINGS, INC.


                                     By: /s/ David W. Knickel
                                         ---------------------------------------
                                         Name:  David W. Knickel
                                         Title: Vice President, Treasurer and
                                                Secretary


                                     HM4 CHANCELLOR, L.P.

                                     By: HICKS, MUSE FUND IV LLC, its general
                                         partner



                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary

                                     HICKS, MUSE FUND IV LLC



                                     By: /s/ David W. Knickel
                                         ---------------------------------------
                                         Name:  David W. Knickel
                                         Title: Vice President, Treasurer and
                                                Secretary


                                   Page 99-4

                                     CAPSTAR BROADCASTING PARTNERS, L.P.

                                     By: HM3/CAPSTAR PARTNERS, L.P., its general
                                         partner

                                     By: HM3/CAPSTAR, INC., its general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary

                                     HM3/CAPSTAR PARTNERS, L.P.

                                     By: HM3/CAPSTAR, INC., its general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary


                                     HM3/CAPSTAR, INC.


                                     By: /s/ David W. Knickel
                                         ---------------------------------------
                                         Name:  David W. Knickel
                                         Title: Vice President, Treasurer and
                                                Secretary


                                   Page 99-5

                                     CAPSTAR BT PARTNERS, L.P.

                                     By: HM3/GP PARTNERS, L.P., its general
                                         partner

                                     By: HICKS, MUSE GP PARTNERS III, L.P., its
                                         general partner

                                     By: HICKS, MUSE FUND III INCORPORATED, its
                                         general partner


                                         By: /s/ David W. Knickel
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary


                                     CAPSTAR BOSTON PARTNERS, L.L.C.

                                     By: HM3/GP PARTNERS, L.P., its managing
                                         member

                                     By: HICKS, MUSE GP PARTNERS III, L.P., its
                                         general partner

                                     By: HICKS, MUSE FUND III INCORPORATED, its
                                         general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary

                                     HM3/GP PARTNERS, L.P.

                                     By: HICKS, MUSE GP PARTNERS III, L.P., its
                                         general partner

                                     By: HICKS, MUSE FUND III INCORPORATED, its
                                         general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary


                                   Page 99-6

                                     HICKS, MUSE GP PARTNERS III, L.P.

                                     By: HICKS, MUSE FUND III INCORPORATED, its
                                         general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary

                                     HICKS, MUSE FUND III INCORPORATED



                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             Name:  David W. Knickel
                                             Title: Vice President, Treasurer
                                                    and Secretary


                                   Page 99-7